UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02 Results of Operations and Financial Condition.

The information in this Item 2.02 and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the Securities Exchange Commission (“SEC”), regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

On November 7, 2017, Radisys Corporation (the "Company") issued a press release announcing its results for the fiscal quarter ended September 30, 2017. A copy of this press release is attached hereto as Exhibit 99.1.

This press release contains forward-looking statements, including statements about the Company's business strategy, changes in reporting segments financial outlook and expectations for the fourth quarter and fiscal 2017, and statements related to revenue and gross margins from our respective segments and product lines, investments in future growth, expense savings or reductions, increased profitability, product line focus, operational and administrative efficiencies, revenue growth, margin improvement, financial performance and other attributes of the Company. These forward-looking statements are based on the Company's expectations and assumptions, as of the date such statements are made, regarding the Company's future operating performance and financial condition, customer requirements, outcome of product trials, the economy and other future events or circumstances. Actual results could differ materially from the outlook guidance and expectations in these forward-looking statements as a result of a number of risk factors, including, among others, (a) the Company’s ability to raise additional capital, (b) increased Tier 1 commercial deployments across multiple product lines, (c) continued implementation of the Company’s next-generation products, (d) customer implementation of traffic management solutions, (e) the outcome of product trials, (f) the market success of customers' products and solutions, (g) the development and transition of new products and solutions, including our FlowEngine appliance, MobilityEngine 5G RAN technology and our strategic MediaEngine channel agreement, (h) the enhancement of existing products and solutions to meet customer needs and respond to emerging technological trends, (i) the Company's dependence on certain customers and high degree of customer concentration, (j) the Company's use of one contract manufacturer for a significant portion of the production of its products, including the success of transitioning contract manufacturing partners, (k) matters affecting the software and embedded product industry, including changes in industry standards, changes in customer requirements and new product introductions, (l) actions by regulatory authorities or other third parties, (m) cash generation, (n) changes in tariff and trade policies and other risks associated with foreign operations, (o) fluctuations in currency exchange rates, (p) the ability of the Company to successfully complete any restructuring, acquisition or divestiture activities, (q) risks relating to fluctuations in the Company's operating results, the uncertainty of revenues and profitability and the potential need to raise additional funding and (r) other factors listed in the Company's reports filed with the Securities and Exchange Commission (SEC), including those listed under “Risk Factors” in Radisys' Annual Report on Form 10-K for the year ended December 31, 2016, copies of which may be obtained by contacting the Company at 503-615-1100, from the Company's investor relations web site at http://investor.radisys.com/, or at the SEC's website at http://www.sec.gov. Although forward-looking statements help provide additional information about Radisys, investors should keep in mind that forward-looking statements are inherently less reliable than historical information. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. All information in this press release is as of November 7, 2017. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

To supplement its consolidated financial statements in accordance with generally accepted accounting principles (GAAP), the Company's earnings release contains non-GAAP financial measures that exclude certain expenses, gains and losses, such as the effects of (a) amortization of acquired intangible assets, (b) stock-based compensation expense, (c) restructuring and other charges (reversals), net, (d) non-cash income tax expense, (e) gain on the liquidation of foreign subsidiaries and (f) inventory write-down. The Company believes that the use of non-GAAP financial measures provides useful information to investors to gain an overall understanding of its current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that the Company believes are not indicative of its core operating results. In addition, non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring the Company's performance, and the Company believes that it is providing investors with financial measures that most closely align to its internal measurement processes. These non-GAAP measures are considered to be reflective of the Company's core operating results as they more closely reflect the essential revenue-generating activities of the Company and direct operating expenses (resulting in cash expenditures) needed to perform these revenue-generating activities. The Company also believes, based on feedback provided to the Company during its earnings calls' Q&A sessions and discussions with the investment community, that the non-GAAP financial measures it provides are necessary to allow the investment community to construct their valuation models to better align its results and projections with its competitors and market sector, as there is significant variability and unpredictability across companies with respect to certain expenses, gains and losses.

The non-GAAP financial information is presented using a consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP financial measures.

A reconciliation of non-GAAP information to GAAP information is included in the tables below. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and reconciliations between GAAP and non-GAAP financial measures included in this earnings release should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On November 1, 2017, Mr. Vincent H. Tobkin notified the Company that he would be retiring from service as an outside director of all company boards, including the Board of Directors of the Company (the “Board”) and his role on all committees of the Board, effective November 1, 2017. Mr. Tobkin did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices. Effective November 1, 2017, Mr. Michael G. Hluchyj will be assuming the role of the Chair of the Compensation and Development Committee of the Board and Mr. M. Niel Ransom will be assuming the role of the Chair of the Nominating and Corporate Governance Committee of the Board. Effective upon Mr. Tobkin's resignation as a director, the size of the Company's Board of Directors will be reduced from seven to six directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Description
99.1	Third Quarter 2017 Earnings Release, dated November 1, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION
Date:	November 7, 2017	By:	/s/ Jonathan Wilson
Jonathan Wilson
Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer)